EXHIBIT 99.2

                          VERSATILE ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE CORPORATION)

                              FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

TABLE OF CONTENTS


                                                                        PAGE NO.
                                                                        --------

Report of Independent Registered Public Accounting Firm..................      1

FINANCIAL STATEMENTS:

   Balance Sheets as of December 31, 2004 and 2003.......................      2

   Statements of Operations for the Years Ended December 31, 2004
   and 2003 and for the period from Inception (April 21, 2001) to
   December 31, 2004.....................................................      3

   Statement of Changes in Stockholder Deficit for the period
   from Inception (April 21, 2001) to December 31, 2004..................      4

   Statements of Cash Flows for the Years Ended December 31, 2004
   and 2003 and for the period from Inception (April 21, 2001) to
   December 31, 2004.....................................................      5

   Notes to Financial Statements.........................................   6-14

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors:
Versatile Entertainment, Inc.

      We have audited the accompanying balance sheets of Versatile Entertainment, Inc. (a development stage corporation) (the "Company") as of
December 31, 2004 and 2003 and the related statements of operations, shareholder's deficit and cash flows for each of the years then ended and for the period from inception (April 21, 2001) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Versatile Entertainment, Inc. as of December 31, 2004 and 2003 and the results of its operations and its cash flows for each of the years then ended and for the period from inception (April 21, 2001) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.


/s/ Grobstein, Horwath and Company, LLP
---------------------------------------
    Grobstein, Horwath and Company, LLP

Sherman Oaks, California
September 23, 2005

                          VERSATILE ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE CORPORATION)

                                 BALANCE SHEETS


                                                               December 31,
                                                         ----------------------
                                                            2004         2003
                                                         ---------    ---------
                           Assets
 Current Assets:
    Cash and cash equivalents ........................   $   2,230    $     620
    Due from factor ..................................      19,079         --
    Trade accounts receivable ........................       3,900         --
    Inventories ......................................      36,757         --
    Prepaid expenses and other current assets ........      16,450         --
                                                         ---------    ---------
      Total current assets ...........................      78,416          620

 Property and equipment, net of accumulated
    depreciation .....................................      27,047         --
 Trademarks ..........................................       5,876         --
                                                         ---------    ---------
 Total Assets ........................................   $ 111,339    $     620
                                                         =========    =========

          Liabilities and Stockholder's Deficit
 Current Liabilities:
    Accounts payable and accrued expenses ............   $ 131,474    $    --
    Loans payable ....................................     293,988         --
    Advances from shareholder ........................        --         42,822
                                                         ---------    ---------
      Total current liabilities ......................     425,462       42,822

 Stockholder's Deficit:
    Common stock, no par value, 100 shares authorized;
      45 shares  issued and outstanding at December
      31, 2003 and 2004 ..............................       1,000        1,000
    Accumulated development stage deficit ............    (315,123)     (43,202)
                                                         ---------    ---------
 Total stockholder's deficit .........................    (314,123)     (42,202)
                                                         ---------    ---------
 Total Liabilities and Stockholder's Deficit .........   $ 111,339    $     620
                                                         =========    =========


                 See notes to accompanying financial statements.

                          VERSATILE ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE CORPORATION)

                            STATEMENTS OF OPERATIONS



                                                                    Cummulative
                                                                      Results
                                                                   of Operations
                                                                        from
                                                                     Inception
                                                 Year Ended          (April 21,
                                                December 31,       2001) through
                                          ------------------------  December 31,
                                              2004         2003         2004
                                          -----------  -----------  -----------

Net sales .............................   $   163,702  $    17,033  $   369,533
Cost of goods sold ....................       103,091         --        164,409
                                          -----------  -----------  -----------
     Gross profit .....................        60,611       17,033      205,124

Selling expenses ......................        75,494       10,985      126,700
General and administrative expenses ...       248,263       20,596      382,372
                                          -----------  -----------  -----------
     Total operating expenses .........       323,757       31,581      509,072

Loss from operations ..................      (263,146)     (14,548)    (303,948)

Interest expense ......................         1,189         --          1,189
Loss on disposal of fixed asset .......         6,786         --          6,786
                                          -----------  -----------  -----------
                                                7,975         --          7,975
                                          -----------  -----------  -----------

Loss before income taxes ..............      (271,121)     (14,548)    (311,923)
Provision for income taxes ............           800          800        3,200
                                          -----------  -----------  -----------

     Net loss .........................   $  (271,921) $   (15,348) $  (315,123)
                                          ===========  ===========  ===========


                 See notes to accompanying financial statements.

                          VERSATILE ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE CORPORATION)

                       STATEMENT OF STOCKHOLDER'S DEFICIT

              FROM INCEPTION (APRIL 21, 2001) TO DECEMBER 31, 2004


                                                               Accumulated
                                             Common Stock      Development
                                        ---------------------     Stage
                                         Shares       Amount     Deficit       Total
                                        ---------   ---------   ---------    ---------
Balance at April 21, 2001 (inception)          45   $   1,000   $    --      $   1,000

Net loss ............................        --          --       (16,896)     (16,896)
                                        ---------   ---------   ---------    ---------
Balance at December 31, 2001 ........          45   $   1,000   $ (16,896)   $ (15,896)

Net loss ............................        --          --       (10,958)     (10,958)
                                        ---------   ---------   ---------    ---------
Balance at December 31, 2002 ........          45   $   1,000   $ (27,854)   $ (26,854)
                                        ---------   ---------   ---------    ---------

Net loss ............................        --          --       (15,348)     (15,348)
                                        ---------   ---------   ---------    ---------
Balance at December 31, 2003 ........          45   $   1,000   $ (43,202)   $ (42,202)
                                        ---------   ---------   ---------    ---------

Net loss ............................        --          --      (271,921)    (271,921)
                                        ---------   ---------   ---------    ---------
Balance at December 31, 2004 ........          45   $   1,000   $(315,123)   $(314,123)
                                        =========   =========   =========    =========


                 See notes to accompanying financial statements.

                          VERSATILE ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE CORPORATION)

                            STATEMENTS OF CASH FLOWS

                                                                                  Cumulative
                                                                                  Results of
                                                                               Operations from
                                                                                  Inception
                                                              Year Ended          (April 21,
                                                             December 31,       2001) through
                                                        ---------------------    December 31,
                                                           2004        2003          2004
                                                        ---------    ---------    ---------
Cash flows from operating activities:
    Net loss ........................................   $(271,921)   $ (15,348)   $(315,123)
Adjustments to reconcile net loss to net cash used
  by operating activities:
   Depreciation and amortization ....................       2,305         --          2,305
   Loss on disposal of fixed asset ..................       6,786         --          6,786
Changes in operating assets and liabilities:
      Receivables ...................................     (22,978)        --        (22,978)
      Inventories ...................................     (36,757)        --        (36,757)
      Prepaid expenses and other current assets .....     (16,450)        --        (16,450)
      Accounts payable and accrued expenses .........     131,473         --        125,925
                                                        ---------    ---------    ---------
Net cash used by operating activities ...............    (207,542)     (15,348)    (256,292)
                                                        ---------    ---------    ---------

Cash flows from investing activities:
    Acquisition of trademarks .......................      (5,883)        --           (335)
    Acquisition of property and equipment ...........     (36,131)        --        (36,131)
                                                        ---------    ---------    ---------
Net cash used by financing activities ...............     (42,014)        --        (36,466)
                                                        ---------    ---------    ---------

Cash flows from financing activities:
    Proceeds from loan payable ......................     293,988         --        293,988
    (Repayment) proceeds of advances from shareholder     (42,822)      10,857         --
                                                        ---------    ---------    ---------
Net cash provided by financing activities ...........     251,166       10,857      293,988
                                                        ---------    ---------    ---------

Net increase (decrease) in cash .....................       1,610       (4,491)       1,230
Cash at beginning of year ...........................         620        5,111        1,000
                                                        ---------    ---------    ---------
Cash at end of year .................................   $   2,230    $     620    $   2,230
                                                        =========    =========    =========

Supplemental  disclosures  of cash flow  information:
   Cash paid during the year for:
      Interest ......................................   $  (1,189)   $    --      $  (1,189)
      Income taxes ..................................   $    (800)   $    (800)   $  (1,600)


                 See notes to accompanying financial statements.

                          VERSATILE ENTERTAINMENT, INC.
                        (A DEVELOPMENT STAGE CORPORATION)

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

ORGANIZATION

         Versatile Entertainment, Inc. ("the Company" or "Versatile") was organized as a California corporation under the laws of the State of California on April 21, 2001.

NATURE OF OPERATIONS

         The Company designs, develops, markets and distributes high fashion jeans, knits and other apparel under the brand name "People's Liberation." The Company currently sells its products directly to department stores and boutiques and through a distribution arrangement in Japan. The Company was established in April 2001 and commenced operations of its People's Liberation business in July 2004. Prior to July 2004, the Company received commission and other income from various consulting arrangements provided by the Company's shareholder. The Company is headquartered in Los Angeles, California, and maintains two showrooms in New York and Los Angeles.

         The Company is a development stage corporation as defined under Statement of Financial Accounting Standards ("SFAS") No. 7. Activities to date include design, development and marketing of its products. Revenues to date have been derived from product sales to a limited number of customers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

REVENUE RECOGNITION

         The Company recognizes revenues in accordance with SEC Staff Accounting Bulletin (SAB) No. 101, and as amended by SAB No. 104. Revenue is recognized when merchandise is shipped to a customer, at which point title transfers to the customer, and when collection is reasonably assured. Customers are not given extended terms or dating or return rights without proper prior authorization. Revenue is recorded net of estimated returns, charge backs and markdowns based upon management's estimates and historical experience.

ADVERTISING

         Advertising costs are expensed as of the first date the advertisements take place. Advertising expenses included in selling expenses approximated $1,895 and $0 for the years ended December 31, 2004 and 2003, respectively.

INVENTORIES

         Inventories, consisting of work-in-process and finished goods, are stated at the lower of cost (first-in, first -out method) or market.

PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred. Upon retirement or other disposition of property and equipment, applicable cost and accumulated depreciation and amortization are removed from the accounts and any gains or losses are included in results of operations.

         Depreciation   of  property  and   equipment  is  computed   using  the
straight-line method based on estimated useful lives as follows:

          Furniture and fixtures            5 years

          Office equipment                  5 to 7 years

          Machinery and equipment           5 to 7 years

          Leasehold improvements            Term of the lease or the estimated
                                            life of the related improvements,
                                            whichever is shorter.

TRADEMARKS

         Costs incurred related to the Company's trademarks are amortized on a straight-line basis over an estimated useful life of fifteen years.

INCOME TAXES

         The Company has elected to be taxed as a Sub-Chapter S Corporation. As such, the taxes on the income are payable individually by each shareholder. The amount that might be withdrawn by the shareholder in order to pay such taxes will be determined as necessary and distributed from shareholder equity. The Company is also subject to California minimum tax of $800 or taxed at the rate of 1.5% of net income, whichever is higher. On June 1, 2005, the Company's Sub-Chapter S status terminated (Note 13).

IMPAIRMENT OF LONG-LIVED ASSETS AND INTANGIBLES

         Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

CONCENTRATION OF CREDIT RISK

         Financial instruments, which potentially expose the Company to concentration of credit risk, consist primarily of cash, trade accounts receivable, and amounts due from factor. Concentration of credit risk with respect to trade accounts receivable and factored receivables at December 31, 2004 is limited due to the number of customers comprising the Company's customer base and their dispersion throughout the United States. The Company and its factor perform on-going credit evaluations of its customers and the Company maintains an allowance for doubtful accounts which, when realized, have been within management's range of expectations. The Company may extend unsecured credit to its customers in the normal course of business.

         The Company's cash balances on deposit with banks are guaranteed by the Federal Deposit Insurance Corporation up to $100,000. The Company may be exposed to risk for the amounts of funds held in one bank in excess of the insurance limit. In assessing the risk, the Company's policy is to maintain cash balances with high quality financial institutions.

         The Company's products are primarily sold to department stores and specialty retail stores. These customers can be significantly affected by changes in economic, competitive or other factors. The Company makes substantial sales to a relatively few, large customers. In order to minimize the risk of loss, the Company assigns the majority of domestic accounts receivable to a factor without recourse. For non-factored receivables, account-monitoring procedures are utilized to minimize the risk of loss. Collateral is generally not required.

ACCOUNTS RECEIVABLE - ALLOWANCE FOR RETURNS, DISCOUNTS AND BAD DEBTS

         The Company evaluates the collectibility of accounts receivable and charge backs (disputes from the customer) based upon a combination of factors. In circumstances where the Company is aware of a specific customer's inability to meet its financial obligations (such as in the case of bankruptcy filings or substantial downgrading by credit sources), a specific reserve for bad debts is taken against amounts due to reduce the net recognized receivable to the amount reasonably expected to be collected. For all other customers, the Company recognizes reserves for bad debts and uncollectible charge backs based on its historical collection experience. If collection experience deteriorates (for example, due to an unexpected material adverse change in a major customer's ability to meet its financial obligations to the Company), the estimates of the recoverability of amounts due could be reduced by a material amount.

SHIPPING AND HANDLING COSTS

         The Company records shipping and handling costs billed to customers as a component of revenue, and shipping and handling costs incurred by the Company for inbound and outbound freight are recorded as a component of cost of sales. Total shipping and handling costs included as component of revenue for the year ended December 31, 2004 amounted to $1,857. Total shipping and handling costs included as a component of cost of sales amounted to $6,366 for the year ended December 31, 2004.

CLASSIFICATION OF EXPENSES

         COST OF SALES - Cost of good sold includes expenses primarily related to inventory purchases and contract labor, freight and overhead expenses. Overhead expenses primarily consist of warehouse salaries and expenses.

         SELLING  EXPENSE  - Selling  expenses  primarily  include  commissions,
tradeshow,   advertising,   marketing,  showroom  and  other  selling  expenses,
including travel and entertainment.

         GENERAL AND ADMINISTRATIVE EXPENSES - General and administrative expenses primarily include administrative and officer salaries, employee benefits, professional service fees, consulting, facility expenses, information technology, travel and entertainment, depreciation and amortization, bad debts and other general corporate expenses.

RECENTLY ISSUED ACCOUNTING STANDARDS

         In November 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 151, "Inventory Costs", which clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material. SFAS No. 151 will be effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Company does not believe the adoption of SFAS No. 151 will have a material impact on its financial statements.

         In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 153, "Exchanges of "Nonmonetary Assets", which eliminates the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. SFAS No. 153 will be effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not believe the adoption of SFAS No. 153 will have a material impact on its financial statements.

         In December 2004, the Financial Accounting Standards Board (FASB) issued SFAS No. 123R, which eliminates the ability to account for share-based compensation transactions using the intrinsic value method under Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and generally would require instead that such transactions be accounted for using a fair-value-based method. In April 2005, the Securities Exchange Commission ("SEC") amended Rule 401(a) of Regulation S-X to delay the effective date for compliance with SFAS No. 123(R). Based on the amended rule, the Company is required to adopt SFAS No. 123(R) beginning fiscal year 2007. The Company is evaluating the requirements of SFAS No. 123(R) and expects that the adoption of SFAS No. 123(R) will not have a material effect on its results of operations. The Company has not yet determined its method of adoption of SFAS No. 123(R).

FAIR VALUE OF FINANCIAL INFORMATION

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value. ACCOUNTS RECEIVABLE AND DUE FROM FACTOR: Due to the short-term nature of the receivables, the fair value approximates the carrying value. ADVANCES FROM SHAREHOLDER AND LOAN PAYABLE: Due to the short-term nature and current market borrowing rates of the loans and notes, the fair value approximates the carrying value.

NOTE 3 - DUE FROM FACTOR

         The Company uses a factor for working capital and credit administration purposes. Under the factoring agreement, the factor purchases a substantial portion of the trade accounts receivable and assumes credit risk with respect to certain accounts.

         The factor agreement provides that the Company can borrow an amount up to 85% of the value of its approved factored customer invoices. The factor commission is 1% of the customer invoice amount for terms up to 60 days, plus one quarter of one percent (.25%) for each additional thirty-day term.

         Receivables sold in excess of maximums established by the factor are subject to recourse in the event of nonpayment by the customer. The Company is contingently liable to the factor for merchandise disputes and customer claims on receivables sold to the factor. As of December 31, 2004, there were no factored receivables for which the Company was at risk.

         To the extent that the Company draws funds prior to the deemed collection date of the accounts receivable sold to the factor, interest is charged at the factor's prime lending rate plus 2% per annum. Factor advances and ledger debt are collateralized by the non-factored accounts receivable, inventories, general intangibles and the personal guarantee of the shareholder of the Company.

         Due from factor is summarized as follows:

         Outstanding receivables ....................         $ 67,538
         Advances ...................................          (40,459)
         Open credits ...............................           (8,000)
                                                              --------
                                                              $ 19,079
                                                              ========

NOTE 4 - INVENTORIES

         Inventories are summarized as follows:

         Finished goods ............................            $19,265
         Work in process ...........................             17,492
                                                                -------
                                                                $36,757
                                                                =======

NOTE 5 - PROPERTY AND EQUIPMENT

         Property and equipment is summarized as follows:

         Furniture and fixtures ...........................   $  1,055
         Office equipment .................................     19,108
         Machinery and equipment ..........................      6,468
         Leasehold improvements ...........................      2,000
                                                              --------

                                                                28,631
         Less: Accumulated depreciation and amortization ..     (1,584)
                                                              --------
                                                              $ 27,047
                                                              ========

         Depreciation and amortization expense amounted to $2,298 and $0 for the years ended December 31, 2004 and 2003, respectively.

NOTE 6 - TRADEMARKS

         Trademarks are summarized as follows:

         Trademarks, at cost ..........................        $ 5,883
         Less accumulated amortization ................             (7)
                                                               -------
                                                               $ 5,876
                                                               =======

         Future annual estimated amortization expense is summarized as follows:

         YEARS ENDING DECEMBER 31,
         2005                                                  $   392
         2006                                                      392
         2007                                                      392
         2008                                                      392
         2009                                                      392
         Thereafter                                              3,916
                                                               -------
                                                               $ 5,876
                                                               =======


         Trademark amortization expense amounted to $7 and $0 for the years ended December 31, 2004 and 2003, respectively.

NOTE 7- LOAN PAYABLE

         Loan payable is unsecured, non-interest bearing and due on demand. On May 16, 2005, amounts due under the loan payable totaling $300,000 were assumed by an individual in exchange for the issuance of 45 shares of common stock of the Company (Note 13).

NOTE 8 - RELATED PARTY TRANSACTION

         Cash advances from shareholder are unsecured, non-interest bearing and due on demand. Shareholder advances were paid to the shareholder in 2004.

NOTE 9 - LEASES

         The Company leases its office and warehouse and showrooms on a month-to-month basis. Total rent expense for the years ended December 31, 2004 and 2003 totaled $23,900 and $9,000, respectively.

NOTE 10 - MAJOR CUSTOMER

         During the year ended December 31, 2004, one customer comprised greater than 10% of the Company's sales. Sales to this customer amounted to 18.7% of net sales for the year ended December 31, 2004. At December 31, 2004, receivables due from this customer are included in due from factor.

NOTE 11 - MAJOR SUPPLIER

         During the year ended December 31, 2004, one supplier comprised greater than 10% of the Company's purchases. Purchases from this supplier amounted to 70.3% for the year ended December 31, 2004. At December 31, 2004, accounts payable and accrued expenses included $19,233 due to this vendor.

NOTE 12 - OFF-BALANCE SHEET RISK AND CONTINGENCIES

         Financial instruments that potentially subject the Company to off-balance sheet risk consist of factored accounts receivable. As described in
Note 3, the Company sells the majority of its trade accounts receivable to a factor and is contingently liable to the factor for merchandise disputes and other customer claims. At December 31, 2004, total factor receivables approximated $68,000.

         The Company may be subject to certain legal proceedings and claims arising in connection with its business. In the opinion of management, there are currently no claims that will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows.

         In accordance with the bylaws of the Company, officers and directors are indemnified for certain events or occurrences arising as a result of the officer or director's serving in such capacity. The term of the indemnification period is for the lifetime of the officer or director. The maximum potential amount of future payments the Company could be required to make under the indemnification provisions of its bylaws is unlimited. At this time, the Company believes the estimated fair value of the indemnification provisions of its bylaws is minimal and therefore, the Company has not recorded any related liabilities.


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


         The Company enters into indemnification provisions under its agreements in the normal course of business, typically with suppliers, customers, distributors and landlords. Under these provisions, the Company generally indemnifies and holds harmless the indemnified party for losses suffered or incurred by the indemnified party as a result of the Company's activities or, in some cases, as a result of the indemnified party's activities under the agreement. These indemnification provisions often include indemnifications relating to representations made by the Company with regard to intellectual property rights. These indemnification provisions generally survive termination of the underlying agreement. The maximum potential amount of future payments the Company could be required to make under these indemnification provisions is unlimited. The Company has not incurred material costs to defend lawsuits or settle claims related to these indemnification agreements. As a result, the Company believes the estimated fair value of these agreements is minimal. Accordingly, the Company has not recorded any related liabilities.

OPERATING RESULTS AND MANAGEMENT PLANS

         The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, as shown in the accompanying financial statements, the Company has sustained substantial losses from operations since inception, negative working capital and a stockholder's deficit. In addition, the Company has used, rather than provided, cash in its operations.

         During 2005, the Company increased production to meet its increasing demand for its products. As a result, the Company was able to attain profitable operations in the third quarter of 2005. Management plans to continue to increase production as demand for its products continues to increase. It is management's plan to fund the increase in production through receivable and equity financing (Note 13). Management anticipates this will enable the Company to continue profitable operations.

NOTE 13 - SUBSEQUENT EVENTS

LOAN PAYABLE ASSUMPTION

         On May 16, 2005, amounts due under a loan payable totaling $300,000 were assumed by an individual in exchange for the issuance of 45 shares of common stock of the Company.

STATUS OF CORPORATION FOR TAX PURPOSES

         On June 1, 2005, the Company's Sub-Chapter S status was terminated and the Company has elected to become a C-Corporation for tax purposes.

COMMITMENT

         On September 16, 2005, Century Pacific Financial Corporation ("Century"), a Delaware corporation, entered into a Letter of Intent to acquire the Company and Bella Rose, LLC, a California limited liability company ("Bella Rose"). Bella Rose has common ownership with the Company.


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


         Under the transactions contemplated under the Letter of Intent, Century will acquire all of the outstanding capital stock of the Company and all of the membership interests of Bella Rose. In the exchange, Century will issue shares of its convertible preferred stock ("Preferred Shares") to the stockholders of the Company and the members of Bella Rose (together, the "Existing Holders"). The closing of the exchange transaction is subject to the ability of the Company and Bella Rose to obtain additional financing from investors.

         Immediately after giving effect to the acquisition and the additional financing, the Existing Holders and the investors participating in the financing will own in the aggregate 95.3% of Century's issued and outstanding shares of common stock on a fully diluted and as-converted basis. At the close of the transaction, it is contemplated that a new board of directors will be designated by the Existing Holders. The current stockholders of Century are expected to own 4.7% of the issued and outstanding common stock after completion of the exchange transaction and financing on a fully diluted and as-converted basis.

         The completion of the acquisition is subject to certain conditions to closing, including but not limited to, the negotiation and execution of a definitive acquisition agreement, the delivery of audited financial statements of the Company prepared in accordance with generally accepted accounting principles in the United States of America, and required board, stockholder and member approvals.

         The acquisition agreement will provide that Century take the following corporate actions ("Actions") promptly following the closing of the exchange transaction: (a) change the company's name to a name selected by the Existing Holders; (b) approve Board of Director appointments and (c) a reverse stock split of the company's common stock, on such terms as mutually agreed to by the parties, to permit the company to issue the additional shares of its common stock upon the conversion of the Preferred Shares and to allow the company to have additional shares of authorized and unissued common stock for other corporate purposes. The Preferred Shares will automatically convert without further action of the holder thereof into shares of Century's common stock upon stockholder approval of the Actions. As a condition of closing of the exchange transaction, Keating Reverse Merger Fund, LLC and the Existing Holders will enter into a voting agreement under which each of them agree to vote their shares of capital stock in favor of the Actions following the Closing.

         Subject to the satisfaction of the above conditions and other customary conditions, the acquisition is presently expected to close in the fourth quarter of 2005. However, there can be no assurances that the acquisition will be completed.

         Century is currently a "shell company" with nominal assets and operations whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Century would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

         The   acquisition   will  be   accounted   for  as  a  reverse   merger
(recapitalization) with the Company and Bella Rose, LLC deemed to be the accounting acquirers, and Century deemed to be the legal acquirer.


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